Exhibit 99.1

This document has been prepared only for the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Other Managers (together, “our client”) and solely for the purpose and on the terms agreed with our client in our agreement dated 1 June 2018. We accept no liability (including for negligence) to anyone else in connection with this document, and it may not be provided to anyone else except as agreed with our client in our agreement.

PRIVATE AND CONFIDENTIAL

The Directors

Permanent Master Issuer PLC (the “Issuer”)

35 Great St. Helen’s

London EC3A 6AP

The Directors

Bank of Scotland plc (the “Seller”)

The Mound

Edinburgh EH1 1YZ

Lloyds Bank Corporate Markets plc (the “Arranger” and a “Joint Lead Manager”)

10 Gresham Street

London EC2V 7AE

Lloyds Securities Inc (a “Joint Lead Manager”)

1095 Avenue of the Americas

New York

NY 10036

Wells Fargo Securities, LLC (a “Joint Lead Manager”)

Duke Energy Center

550 S. Tryon Street

Charlotte, NC 28202

United States

National Australia Bank Limited (a “Joint Lead Manager”)

88 Wood Street

London EC2V 7QQ

and the Other Managers (as defined in the Engagement Letter)

8 June 2018

Dear Ladies and Gentlemen,

Report of factual findings from the agreed upon procedures relating to the proposed issue of Residential Mortgage Backed Notes by the Issuer (the “Issue”) under its updated Residential Mortgage Backed Note Programme (the “Update”)

1.	This AUP Report is produced in accordance the terms of our agreement dated 1 June 2018 (the “Engagement Letter”), a copy of which is attached as Appendix 2.

2.	This AUP Report is addressed to the directors of the Issuer, to the directors of the Seller, to the Arranger, to the Joint Lead Managers and to the Other Managers solely to assist them in connection with their due diligence obligations relating to the Issue or the Update.

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT

T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of

PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

3.	It is the responsibility of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Seller and for the creation and maintenance of all accounting records supporting that data.

4.	It is the responsibility of the Seller to respond to the due diligence enquiries of the Arranger and the Joint Lead Managers concerning the Seller’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Issue or the Update to enable the Arranger and the Joint Lead Managers to determine whether the scope of the Services is sufficient for its purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries it undertakes.

5.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

6.	Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ’Engagements to perform agreed-upon procedures regarding financial information’. Our procedures did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us by the Seller. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

7.	The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we accept no responsibility for, and express no view as to the effectiveness of such use of the AUP Report.

8.	You may include a copy of the AUP Report in the bible of transaction documents for the Issue prepared for the Issuer, the Seller, the Arranger, the Joint Lead Managers and the relevant Other Managers. The Issuer, the Seller, the Arranger or the Joint Lead Managers may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, the Seller may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

9.

Additionally, the Seller may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

10.	Our obligations in respect of this AUP Report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Issuer or the Seller or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Issuer or the Seller.

11.	This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

PricewaterhouseCoopers LLP

Chartered Accountants

London

8 June 2018

Appendix 1 to the AUP Report

Procedures performed in relation to a sample of accounts

1.	We were provided with a computerised data file by the Seller on 23 April 2018 entitled “PwC Sample 2018 Full Data.xls “(the “Data File”) extracted from the Mortgage Data Warehouse detailing the listing of account numbers of a pool of mortgage loans (“Accounts”) relating to each account as at 31 March 2018 (the “Cut-Off Date”).

2.	We selected a random sample of 458 Accounts from the Data File (the “Initial Selected Sample”). The size of the total sample was based on statistical sampling techniques using the following criteria:

•	99% confidence level;

•	0% expected error rate; and

•	1% maximum error rate.

You have agreed the calculated sample size of 458 Accounts as being sufficient and appropriate for the purposes of this engagement.

3.	In addition, we selected a reserve random sample of 30 Accounts (the “Reserve Sample”), to be used to replace items in the Initial Selected Sample where the Account had been repaid between the Cut-Off Date and the date of our testing. None of the Accounts in the Reserve Sample were used; therefore, the Initial Selected Sample represents the “Selected Sample”.

4.	In addition to the Data File, the Seller provided us with a file entitled “PwC Sample – Full Data.xlsx” detailing, for those Accounts in the Selected Sample, additional attributes to those included in the Data File (the “Extraction File”).

5.	We provided the Seller with the Selected Sample and staff of the Seller prepared, for the purposes of our procedures, a file for each Account in the Selected Sample which included copies of relevant documents and screen prints of certain information for all mortgage loans associated with that Account held on the Mortgage System (the “Source Documents”). We did not compare these copies to original documents, or agree these screen prints to the Mortgage System of the Seller, unless otherwise stated in the procedures below.

6.	The Seller has informed us that the term “Mortgage System” refers to:

•	Enquiries (the old HBOS mortgage application and administration system) for lending up to March 2002 and subsequent further advances associated with this lending up to April 2013;

•	MSP (the new HBOS mortgage application system) for new lending from 2002 onwards (other than further advances between 2002 and April 2013 associated with lending originated via Enquiries);

•	UFSS (the new HBOS mortgage administration system) for new lending from April 2013, which is fed by both MSP and into which Enquiries data, as at April 2013, was migrated; and

•	CPS (the HBOS document repository) which, between July 1998 and 2002, was also used for storing scanned copies of Mortgage Application Forms and Valuation Reports in support of historic lending.

7.	The term “Mortgage File” in each case refers to scanned or hard copy documents in relation to a particular Account, including the relevant Mortgage Application Form(s), initial and, if applicable, latest Mortgage Offers, Certificate of Title (“COT”), Report on Title (“ROT”), Title Deeds, Valuation Report(s), Underwriting Notes and any other scanned or hard copy documents relevant to the Account provided to us by the Seller.

8.	The term “Mortgage Offer” refers to a Mortgage Loan Agreement or other similar documents prepared by the Seller which is addressed to the borrower(s).

9.	The term “Title Deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk), copies of such documents in the Mortgage File or equivalent sources or documents such as the Standard Security, Land Certificate or Charge Certificate obtained from the Seller with respect to Scottish properties, or a letter from a solicitor confirming that the title deeds are held.

10.	The term “Underwriting Notes” refers to hard copy underwriting reports extracted from Enquiries by Lloyd’s underwriters and signed and approved as evidence of their assessment of customer eligibility for a loan before a Mortgage Offer was issued.

11.	The term “Valuation Report” refers to hard copy valuation reports and includes property assessments on MSP where the valuation report is keyed directly into the system:

•	a valuation report which indicates that the property has been visited;

•	a “desktop valuation” which states that the property has not been inspected; and

•	a screen print of an AVM (automated valuation model) from Hometrack or Rightmove, or a DBA (Database Assessment) where the latest or estimated valuation input to the model, if any, may be a previous full or desktop valuation provided by the Seller;

•	Where the valuation was performed by an in house valuer, we will use the Property Risk Assessment (“PRA”).

12.	Due to the historic changes in systems forming part of the Mortgage System, along with changes in origination processes and procedures, physical Mortgage Application Forms, Mortgages Offers and Valuation Reports exist for certain periods but not for others. The Seller has informed us that:

•	Mortgage Application Forms – for loans originated on MSP post 2002 and on Enquiries pre 2002, no physical Mortgage Application Form exists. For other mortgage loans, a hard copy Mortgage Application Form was received, which was either scanned onto CPS or stored in hard copy; and

•	Mortgage Offers – prior to 2003 Mortgage Offers were not routinely stored but signed Underwriting Notes were.

13.	When checking that attributes agree to Source Documents, we agreed that the name of the borrower(s) and address of the property, where such details appear on the source document agreed with the name and address appearing on the Extraction File, or alternatively that some other unique identifier on the Source Documents (such as an account number) agreed to that shown on the Extraction File.

14.	When confirming the existence of signatures on Source Documents we performed no procedures to verify the integrity of the signature.

15.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work. Where relevant, our testing has been performed on all mortgage loans associated with an Account in our Selected Sample.

16.	The term “MCP” refers to a mortgage request form completed prior to the MSP system. Management have informed us for MCP cases, the Mortgage Offer details were transcribed into the Mortgage System. We will use the ‘MCP screen’ details as the Offer Letter for all loans that were completed prior to 2005.

17.	The following documents were not available for the following 35 accounts in the Selected Sample listed below. As a result, the procedures requiring these documents were not able to be performed.

Account Number	Mortgage Application Form	Valuation Report	Offer Letter
XXXXXX95790200	X	X
XXXXXX7340600	X
XXXXXX86900700	X
XXXXXX12750000	X
XXXXXX97650500	X
XXXXXX21140300	X
XXXXXX20690000	X	X
XXXXXX13990900		X
XXXXXX21650500	X
XXXXXX82660800	X
XXXXXX66130200	X
XXXXXX95350200	X
XXXXXX57520900	X
XXXXXX48830100	X
XXXXXX83490500	X
XXXXXX58310000	X
XXXXXX82280900	X
XXXXXX20810700	X
XXXXXX61270000	X
XXXXXX62490000	X
XXXXXX00630300	X
XXXXXX69760600	X
XXXXXX36420500	X
XXXXXX50790600	X

Account Number	Mortgage Application Form	Valuation Report	Offer Letter
XXXXXX13980000	X
XXXXXX74140600	X
XXXXXX10560200	X
XXXXXX50490100	X
XXXXXX20030400	X
XXXXXX56910300	X
XXXXXX22240700	X
XXXXXX88230400			X
XXXXXX80050900	X
XXXXXX78330800	X
XXXXXX96720500	X

	33	3	1

Description of Agreed-Upon Procedure	Results

1. Borrower(s)’ Name

a)  Compared the borrower’s name(s) shown in the First Applicant Name and Second Applicant Name data fields of the Extraction File with that/those shown on UFSS;

b)  Compared the borrower’s name(s) shown in the First Applicant Name and Second Applicant Name data fields of the Extraction File with that/those shown on the Mortgage Application Form relating to the original advance;

       If a physical copy of the Mortgage Application Form was not located either in CPS or in hard copy, compared the borrower’s name(s) shown in the First Applicant Name and Second Applicant Name data fields of the Extraction File with that/those shown on MSP for loans originated post 2002 and on Enquiries for loans originated pre 2002;

c)  Compared the borrower’s name(s) shown in the First Applicant Name and Second Applicant Name data fields of the Extraction File with that/those shown on the latest Valuation Report; and

a)  No exceptions noted.

b)  The following exception was noted:

Account No. – XXXXXX06650400

Per the Extraction File there was only one applicant, “Mrs B.A”, whereas on the application form both “Mr Y.A” and “Mrs B.A” were named.

This test was not performed for the 33 Accounts identified as having a missing Mortgage Application Form in paragraph 17. For these Accounts the name was agreed to the Mortgage Offer Letter.

c)  No exceptions noted.

This test was not performed for the 3 accounts identified as having a missing Valuation Report in paragraph 17.

Description of Agreed-Upon Procedure	Results

d)  Compared the borrower’s name(s) shown in the First Applicant Name and Second Applicant Name data fields of the Extraction File with that/those shown on the Title Deeds.

The following tolerances have been applied in performing these procedures:

•   Legal change of borrower(s)’s names (due to e.g. marriage/divorce) have not been counted as an exception where there is evidence of this in the Mortgage System or Mortgage File.

•   Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.

•   The Seller has informed us that where a loan was originated via Enquiries and a further advance was subsequently made, resulting in a HPI indexed valuation being performed, this HPI indexed valuation would be shown in Enquiries as the latest valuation. As such, on migration to UFSS, this indexed valuation was the valuation migrated. As a result, an item has not been reported as an exception for procedures 1(c) if the Mortgage File indicated that the requirement for a 3rd party valuation had been waived in line with lending policy and the latest valuation is showing as a HPI indexed valuation, as evidenced by code “752825” in the “Latest Valuer Panel” field of the Extraction File. For the avoidance of doubt, we have not performed any procedures to assess whether the decision not to obtain a physical valuation was in line with lending policy.

For Scottish properties where the title deeds were sasine (as identifiable on the “SEC03” screen of the UFSS ), procedure 1(d) was not performed.

We have not reported as an exception where a document abbreviates the customer’s first name to an initial or where a document shows a middle initial that is not present in the Extraction File.

d) The following exception was noted. Account No. – XXXXXX77640300 Per the Extraction File the borrowers were “Mrs N.M” & “Mr J.M” whereas per the Title Deeds the borrower was “E.R.V.H”.

Description of Agreed-Upon Procedure	Results

We note that for instances where the Application Form, Offer Letter or Valuation Report could not be found in CPS or the Document Archive section of MSP, we used the Sitemap section of MSP to complete these tests, when the information was available.

We note that the Extraction File contained only two fields for borrower names and as such we have not reported as an exception where there were more than two borrowers present on the Mortgage File.

2. Address

a)  Compared the property address shown in the Address Line and Postcode data fields of the Extraction File with that shown on UFSS;

b)  Compared the property address shown in the Address Line and Postcode data fields of the Extraction File with that shown on the Mortgage Application Form;

If a physical copy of the Mortgage Application Form was not located either in CPS or in hard copy and the loan was originated pre 2002 on Enquiries, we compared the borrower’s address shown in the Address Line data fields of the Extraction File with that shown on the Enquiries system. For loans originated post 2002, we compared the borrower’s address shown in the Address Line data fields of the Extraction File with that shown on MSP;

c)  Compared the property address shown in the Address Line and Postcode Fields of the Extraction File agreed with that shown on the Latest Valuation Report; and

a)  No exceptions noted.

b)  The following exception was noted:

Account No. – XXXXXX91500000

The Mortgage Application Form did not contain the property address and so could not be compared to the Extraction File.

This test was not performed for the 33 Accounts identified as having a missing Mortgage Application Form in paragraph 17. For these Accounts the address was agreed to the Mortgage Offer Letter.

c)  No exceptions were noted.

This test was not performed for the 3 Accounts identified as having a missing Valuation Report in paragraph 17.

Description of Agreed-Upon Procedure	Results

d)  For those loans in the Selected Sample that was flagged with a registered title number, compared the property address shown in the Address Line and Postcode Fields of the Extraction File to that shown on the Title Deeds.

The following tolerances have been applied in performing these procedures:

•   An item has not been reported as an exception if the difference related only to spelling (other than in out-codes).

•   Differences in the postcode have not been reported as an exception if the property was a new build property (as evidenced by the Mortgage System) and the out-code of the property agreed.

•   Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

•   We have not reported an exception for instances where the address per the Extraction File had additional lines compared to the address per the relevant document, and vice versa where lines that are present in both are in agreement.

•   We note that for instances where the Application Form, Offer Letter or Valuation Report could not be found in CPS or the Document Archive section of MSP, we used the Sitemap section of MSP to complete these tests, when the information was available.

•   The Seller has informed us that where a loan was originated via Enquiries and a further advance was subsequently made, resulting in a HPI indexed valuation being performed, this HPI indexed valuation would be shown in Enquiries as the latest valuation. As such, on migration to UFSS, this indexed valuation was the valuation migrated. As a result, an

d)  The following exceptions were noted.

Account No. – XXXXXX60130500

The city and postcode recorded in the Extraction File was different when compared to that in the Title Deeds.

Account No. – XXXXXX61850400

The address per the Extraction File matched the house number and name, but the street name and postcode was different when compared to that in the Title Deeds.

Account No. – XXXXXX05310100

The name and number of the property matched, but an extra line was recorded in the Title Deeds and there was a difference in the postcode.

Account No. – XXXXXX69570400

The name and number of the property matched, but there were differences in the town and postcode between the Extraction File and the Title Deeds.

Account No. – XXXXXX19410100

The town and out code of the postcode matched, but there were inconsistencies in the street and town between the Extraction File and the Title Deeds.

Account No. – XXXXXX68520100

The street address matched but there were differences in the town and the post code between the Extraction File and Title Deeds.

Description of Agreed-Upon Procedure	Results

item has not been reported as an exception for procedures 2(c) if the Mortgage File indicated that the requirement for a 3rd party valuation had been waived in line with lending policy and the latest valuation is showing as a HPI indexed valuation, as evidenced by code “752825” in the “Latest Valuer Panel” field of the Extraction File. For the avoidance of doubt, we have not performed any procedures to assess whether the decision not to obtain a physical valuation was in line with lending policy.

•   In the case of intermediary applications, where only the borrower name and current address are present (therefore not the mortgage property), we have not reported as an exception where the address has been agreed to the Valuation Report, Title Deed or the UFSS system.

For Scottish properties where the title deeds were sasine (as identifiable on the “SEC03” screen of the Mortgage System), procedure 2(d) was not performed.

3. Tenure We were informed by the Originator that the property tenure was removed from the Mortgage Offer document in September 2004 but was added back in March 2005. We therefore:

a)  Compared the property tenure shown in the Tenure Type field of the Extraction File with that shown on UFSS;

b)  Compared the property tenure shown in the Tenure Type field of the Extraction File with:

•  that shown on the Mortgage Offer for loans originated post 2003;

•  to the Underwriting Notes for loans originated pre 2003; or

•  to the details laid out in the MCP report for to loans originated pre 2004.

a)  No exceptions noted.

b)  The following exceptions were noted.

Account No. – XXXXXX68550300

The tenure per the Tenure Type field of the Extraction File was “Freehold”. There was no tenure shown on the Mortgage Offer.

Account No. – XXXXXX74140600

The tenure per the Tenure Type field of the Extraction File was “Freehold”. There was no tenure shown on the Mortgage Offer.

Description of Agreed-Upon Procedure	Results
This test was not performed for the 1 account identified as having a missing Offer Letter in paragraph 17. For this Account the tenure was agreed to the Title Deeds.

c)  Compared the property tenure shown in the Tenure Type field of the Extraction File with that shown on the latest Valuation Report.

For the purposes of this procedure, “Feudal” in the Extraction File has been taken to correspond to “Absolute Feuhold”, “Heritable”, “Feuhold”, “Ownership Int”, “Ownership Interest” or “Freehold” in the Mortgage System, Mortgage Offer and original Valuation Report.

The Seller has informed us that where a loan was originated via Enquiries and a further advance was subsequently made, resulting in a HPI indexed valuation being performed, this HPI indexed valuation would be shown in Enquiries as the latest valuation. As such, on migration to UFSS, this indexed valuation was the valuation migrated. As a result, an item has not been reported as an exception for procedures 3(c) if the Mortgage File indicated that the requirement for a 3rd party valuation had been waived in line with lending policy and the latest valuation is showing as a HPI indexed valuation, as evidenced by code “752825” in the “Latest Valuer Panel” field of the Extraction File. For the avoidance of doubt, we have not performed any procedures to assess whether the decision not to obtain a physical valuation was in line with lending policy.

We have been informed that in some cases that were originated before the migration in 2004, that the original Offer Letter would not be present on the system. Instead, we have agreed the Offer Letter details to the MCP report on the CSP system, as this was the typed up details of the Offer Letter, which were then transferred centrally to be sent out to the borrower(s).

We note that for instances where the Application Form, Offer Letter or Valuation Report could not be found in CPS or the Document Archive section of MSP, we used the Sitemap section of MSP to complete these tests, when the information was available.

c)  The following exception was noted.

Account No. – XXXXXX13190300

The tenure per the Tenure Type field of the Extraction File was “Freehold”. There was no tenure shown on the PRA.

Account No. – XXXXXX21140300

The tenure per the Tenure Type field of the Extraction File was “Freehold”. There was no tenure shown on the PRA.

Account No. – XXXXXX05760500

The tenure per the Tenure Type field of the Extraction File was “Leasehold”. There was no tenure shown on the PRA.

Account No. – XXXXXX56910300

The tenure per the Tenure Type field of the Extraction File was “Freehold”. There was no tenure shown on the PRA.

This test was not performed for the 3 Accounts identified as having a missing Valuation Report in paragraph 17. For these Accounts the tenure was agreed to the Title Deeds.

Description of Agreed-Upon Procedure	Results
4. Loan Purpose

Compared the loan purpose shown in the Remortgage field of the Extraction File with that shown on the Mortgage Offer for loans originated post 2003 or to the Underwriting Notes for loans originated pre 2003. For loans originated pre 2004, we will compare the loan purpose to the product code details laid out in the MCP report, with “REM002” indicating a remortgage.

We have been informed that in some cases that were originated before the migration in 2004, that the original Offer Letter would not be present on the system. Instead, we have agreed the Offer Letter details to the MCP report on the CSP system, as this was the typed up details of the Offer Letter, which were then transferred centrally to be sent out to the borrower(s).

We note that for instances where the Application Form, Offer Letter or Valuation Report could not be found in CPS or the Document Archive section of MSP, we used the Sitemap section of MSP to complete these tests, when the information was available.

No exceptions noted. This test was not performed for the 1 Account identified as having a missing Mortgage Offer in paragraph 17.

5. Purchase Price

Compared the purchase price shown in the Purchase price field of the Extraction File with that shown on the Mortgage Offer for loans originated post 2003 or to the Underwriting Notes for loans originated pre 2003. For loans originated pre 2004, we will compare the purchase price the MCP report.

We have been informed by the Seller that:

•   The purchase price in the Extraction File includes any estimated costs to complete work on the property if work was to be carried out using part of the loan advanced. However, the purchase price in the Offer Letter is excluding these costs to complete such work. We have not reported as an

No exceptions noted. This test was not performed for the 1 Account identified as having a missing Mortgage Offer in paragraph 17.

Description of Agreed-Upon Procedure	Results

exception instances where the difference in purchase price between Extraction File and Offer Letter is solely because of costs to complete such work and this is evidenced in the Mortgage File or in the Mortgage System.

•   In some cases were the loan was originated before the migration in 2004, that the original Offer Letter would not be present on the system. Instead, we have agreed the Offer Letter details to the MCP report on the CSP system, as this was the typed up details of the Offer Letter, which were then transferred centrally to be sent out to the borrower(s).

We have not reported as an exception instances where the purchase price in the Extraction File was changed following the issue of an Offer Letter but evidence of this update was seen in the Mortgage File or in the Mortgage System (e.g. solicitor’s confirmation of the new purchase price).

We note that for instances where the Application Form, Offer Letter or Valuation Report could not be found in CPS or the Document Archive section of MSP, we used the Sitemap section of MSP to complete these tests, when the information was available.

6. Original Amount Advanced
a) Compared the original amount advanced shown in the Original Loan Amount data field of the Extraction File with that shown on UFSS; and	a) No exceptions noted.

b)  Compared the amount advanced shown in the Original Loan Amount data field of the Extraction File with that shown on the Mortgage Offer for loans originated post 2003 or to the Underwriting Notes for loans originated pre 2003.

We have been informed that in some cases that were originated before the migration in 2004,

b) No exceptions noted. This test was not performed for the 1 account identified as having a missing Mortgage Offer in paragraph 17.

Description of Agreed-Upon Procedure	Results

that the original Offer Letter would not be present on the system. Instead, we have agreed the Offer Letter details to the MCP report on the CSP system, as this was the typed up details of the Offer Letter, which were then transferred centrally to be sent out to the borrower(s).

We note that the original amount advanced as per UFSS includes only the original sub accounts, which showed the same completion dates, and includes the fees sub accounts, when applicable, of 98 and 99.

An item has not been reported as an exception if the amounts differed due to capitalised fees as evidenced in the Mortgage Offer.

An item has not been reported as an exception if the amount differs by £50 or less.

We note that for instances where the Application Form, Offer Letter or Valuation Report could not be found in CPS or the Document Archive section of MSP, we used the Sitemap section of MSP to complete these tests, when the information was available.

7. Completion Date
Compared the Completion Date shown in the Completion date field of the Extraction File with that shown on UFSS.	No exceptions noted.
8. Current Balance

Compared the Current Balance shown in the SecBal field of the Extraction File with the current loan balance shown as at the Cut-Off Date in UFSS.

We note that the current balance shown in the SecBal field in the Extraction File shows the current loan balance on all loans in the account including the initial advance, further advances and fees.

An item has not been reported as an exception if the amount differs by £50 or less.

No exceptions noted.

Description of Agreed-Upon Procedure	Results
9. Remaining Loan Term

Compared the Remaining Loan Term shown in the Calculated Remaining Loan term field of the Extraction File with the Remaining Loan term shown as at the Cut-Off Date in UFSS.

We note that the loan used is the one with the longest remaining term left. Furthermore, we note that UFSS changes its remaining loan term at the start of every month.

No exceptions noted.
10. Valuation Date

Compared the valuation date shown in the Latest Valuation Date field of the Extraction File with that shown on the latest Valuation Report

The Seller has informed us that where a loan was originated via Enquiries and a further advance was subsequently made, resulting in a HPI indexed valuation being performed, this HPI indexed valuation would be shown in Enquiries as the latest valuation. As such, on migration to UFSS, this indexed valuation was the valuation migrated. As a result, an item has not been reported as an exception if the Mortgage File indicated that the requirement for a 3rd party valuation had been waived in line with lending policy and the latest valuation is showing as a HPI indexed valuation, as evidenced by code “752825” in the “Latest Valuer Panel” field of the Extraction File. For the avoidance of doubt, we have not performed any procedures to assess whether the decision not to obtain a physical valuation was in line with lending policy.

In performing this test a tolerance of +/- 7 days has been used.

We note that for instances where the Application Form, Offer Letter or Valuation Report could not be found in CPS or the Document Archive section of MSP, we used the Sitemap section of MSP to complete these tests, where the information was available.

The following exceptions were noted.

Account No. – XXXXXX13190300

The latest valuation date per the Extraction File was shown as 21 January 2015 whereas the most recent valuation was dated 20 November 2006.

Account No. – XXXXXX69570400

The latest valuation date per the Extraction File was shown as 28 August 2003 whereas the most recent valuation was dated 27 April 2001.

Account No. – XXXXXX53150000

The latest valuation date per the Extraction File was shown as 13 September 2009 whereas the most recent valuation was dated 13 September 2007.

Account No. – XXXXXX68420500

The latest valuation date per the Extraction File was shown as 31 July 2009 whereas the most recent valuation was dated 5 November 2008.

This test was not performed for the 3 accounts identified as having a missing Valuation Report in paragraph 17.

Description of Agreed-Upon Procedure	Results

11. Valuation Amount

Compared the valuation amount shown in the Latest Valuation Amount field of the Extraction File with that shown on the latest Valuation Report.

The Seller has informed us that where a loan was originated via Enquiries and a further advance was subsequently made, resulting in a HPI indexed valuation being performed, this HPI indexed valuation would be shown in Enquiries as the latest valuation. As such, on migration to UFSS, this indexed valuation was the valuation migrated. As a result, an item has not been reported as an exception if the Mortgage File indicated that the requirement for a 3rd party valuation had been waived in line with lending policy and the latest valuation is showing as a HPI indexed valuation, as evidenced by code “752825” in the “Latest Valuer Panel” field of the Extraction File. For the avoidance of doubt, we have not performed any procedures to assess whether the decision not to obtain a physical valuation was in line with lending policy.

We note that for instances where the Application Form, Offer Letter or Valuation Report could not be found in CPS or the Document Archive section of MSP, we used the Sitemap section of MSP to complete these tests, when the information was available.

The following exceptions were noted.

Account No. – XXXXXX13190300

The latest valuation amount per the Extraction File was shown as £512,768 whereas the amount shown in the latest Valuation Report was £550,000.

Account No. – XXXXXX69570400

The latest valuation amount per the Extraction File was shown as £75,000 whereas the amount shown in the latest Valuation Report was £47,000.

Account No. – XXXXXX66270400

The latest valuation amount per the Extraction File was shown as £183,968 whereas the amount shown in the latest Valuation Report was £185,000.

Account No. – XXXXXX68420500

The latest valuation amount per the Extraction File was shown as £208,371 whereas the amount shown in the latest Valuation Report was £150,500.

This test was not performed for the 3 accounts identified as having a missing Valuation Report in paragraph 17.

12. Approved Valuer

The Seller has informed us that the storage of the valuer information in UFSS indicates that the valuer was approved.

Checked that information relating to the valuer shown in the Latest Valuer panel field of the Extraction File was stored in UFSS.

We have not performed any procedures to check that the valuers stored in UFSS had been through an approval process.

No exceptions noted.

Description of Agreed-Upon Procedure	Results

13. Signatures

a)  Checked that either the Customer Confirmation or Customer Declaration Form was present in the Mortgage File or that the Mortgage Deed had been signed in the space designated for the borrower(s) signature. We note that if the tests for the Application Form were agreed back to the Sitemap system, we considered this as an electronic signature and pass;

b)  Checked that the Latest Valuation Report had been signed in the space designated for the Valuer. For mortgages originated after 2002 where a mortgage loan was processed on the MSP System, we checked that the electronic valuation was on the MSP System. For mortgages originated before 2002 where a mortgage loan was processed on the Enquiries System, we checked that the electronic valuation was on the Enquiries System; and

c)  For all loans in the Selected Sample, checked whether the loan had ‘First Charge’ status shown on the Title Deeds.

An item has not been reported as an exception if the Mortgage File indicated that the requirement for a valuation had been waived in line with lending policy. For the avoidance of doubt, we have not performed any procedures to assess whether the decision not to obtain a physical valuation was in line with lending policy.

We note that for instances where the Application Form, Offer Letter or Valuation Report could not be found in CPS or the Document Archive section of MSP, we used the Sitemap section of MSP to complete these tests, when the information was available. We have not reported as an exception instances where we used Sitemap for the Application Form and Valuation Report tests and we have not seen a signature.

a)  The following exception was noted:

Account No. – XXXXXX20690000

The Application Form was not available on Sitemap system.

b)  No exceptions noted.

This test was not performed for the 3 accounts identified as having a missing Valuation Report in paragraph 17.

c) No exceptions noted.

Description of Agreed-Upon Procedure	Results

The Seller has informed us that where a loan was originated via Enquiries and a further advance was subsequently made, resulting in a HPI indexed valuation being performed, this HPI indexed valuation would be shown in Enquiries as the latest valuation. As such, on migration to UFSS, this indexed valuation was the valuation migrated. As a result, an item has not been reported as an exception for procedures 3(c) if the Mortgage File indicated that the requirement for a 3rd party valuation had been waived in line with lending policy and the latest valuation is showing as a HPI indexed valuation, as evidenced by code “752825” in the “Latest Valuer Panel” field of the Extraction File. For the avoidance of doubt, we have not performed any procedures to assess whether the decision not to obtain a physical valuation was in line with lending policy.

14. Account Number Compared the account number shown in the Roll Number field of the Extraction File with that shown on UFSS.	No exceptions noted.

Appendix 2 to the AUP Report

Engagement Letter dated 1 June 2018